                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004

                         CONTINENTAL GLOBAL GROUP, INC.

             (Exact name of registrant as specified in its charter)

Delaware                            333-27665               31-1506889
---------------------------         ------------------      ----------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


                   CO-REGISTRANTS AND SUBSIDIARY GUARANTORS

Continental Conveyor & Equipment Company          Delaware          34-1603197
Goodman Conveyor Company                          Delaware          34-1603196

                                    Continental Conveyor & Equipment
Continental Global Group, Inc.      Company                            Goodman Conveyor Company
438 Industrial Drive                438 Industrial Drive               Route 178 South
Winfield, Alabama 35594             Winfield, Alabama 35594            Belton, South Carolina 29627
(205) 487-6492                      (205) 487-6492                     (864) 388-7793

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.  Other Events

         On July 22, 2004, Continental Global Group, Inc. (the "Company") entered into a Restructuring Agreement with the majority holder of its 11% Senior Notes due 2007 currently outstanding in the aggregate principal amount of $120,000,000 (the "Old Notes") pursuant to which the Company has agreed to commence an offer to exchange (i) cash in the aggregate amount of $17,500,000, (ii) 9% Series A Senior Secured Notes in the aggregate principal amount of $65,000,000, and (iii) 13% Series B Senior Secured Notes in the aggregate principal amount of $10,000,000, for all of its outstanding Old Notes (the "Exchange Offer"). The terms and conditions of the Exchange Offer are described more fully in, and are qualified in their entirety by reference to, the Restructuring Agreement included as an Exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
(c)         Exhibits:

            99.1 Restructuring Agreement, dated as of July 22, 2004, by and among Continental Global Group, Inc., N.E.S. Investment Co. and Wayzata Investment Partners LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONTINENTAL GLOBAL GROUP, INC.


                                        By:      /s/ Robert W. Hale
                                           ------------------------------------
                                               Name:    Robert W. Hale
                                               Title:   President and Chief
                                                        Executive Officer

Date:  July 22, 2004

                                  EXHIBIT INDEX

Exhibit 99.1 Restructuring Agreement, dated as of July 22, 2004, by and among Continental Global Group, Inc., N.E.S. Investment Co. and Wayzata Investment Partners LLC.